Exhibit 10.29

EXECUTION COPY

FIRST AMENDMENT

To Credit Agreement

Dated as of June 12, 2009

by and among

PASSIVE ASSET TRANSACTIONS, LLC,

as Borrower,

RFC ASSET HOLDINGS II, LLC,

as Borrower,

RESIDENTIAL FUNDING COMPANY, LLC,

as Guarantor,

GMAC MORTGAGE, LLC,

as Guarantor,

RESIDENTIAL CAPITAL, LLC

as Guarantor,

Certain Affiliates of the Borrowers and Guarantors

party hereto as Obligors,

GMAC LLC,

as Initial Lender and as Credit Agent and as Omnibus Agent

and

Certain Other Financial Institutions and Persons from

time to time party hereto as Lenders

This FIRST AMENDMENT (this “Agreement”), dated as of June 12, 2009 (the “Amendment Effective Date”), is by and among Passive Asset Transactions, LLC, a Delaware limited liability company (“PATI”), RFC Asset Holdings II, LLC, a Delaware limited liability company (“RAHI” and, together with PATI, each a “Borrower” and collectively, the “Borrowers”), Residential Funding Company, LLC, a Delaware limited liability company (“RFC”), Residential Capital, LLC, a Delaware limited liability company (“ResCap”), GMAC Mortgage, LLC, a Delaware limited liability company (“GMAC Mortgage”, and together with RFC and ResCap, each a “Guarantor” and collectively, the “Guarantors”), the various other parties signatory hereto as obligors (the “Obligors”), GMAC LLC, a Delaware limited liability company (“GMAC”), as the initial lender (in such capacity, the “Initial Lender”), the financial institutions and other Persons that are or may from time to time become parties hereto as Lenders (together with the Initial Lender and their respective successors and assigns, each a “Lender” and collectively, the “Lenders”), GMAC, as agent for the Lenders (together with its successors and assigns in such capacity, the “Credit Agent”), and GMAC, as Omnibus Agent (together with its successors and assigns in such capacity, the “Omnibus Agent”) under the Omnibus Security Agreement (as defined in the Credit Agreement).

Reference is hereby made to the Credit Agreement, dated as of June 1, 2009, among the Borrowers, the Guarantors, the Lenders, the Credit Agent and the Omnibus Agent (as amended and modified through the date hereof, the “Credit Agreement”).

RECITALS

1. Each of the parties hereto is a party to the Credit Agreement.

2. The parties hereto desire to make certain amendments to the Credit Agreement.

3. Each of the parties hereto, by its signature hereto, hereby acknowledges, consents and agrees to the matters set forth herein.

4. In consideration of the premises and mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINED TERMS

SECTION 1.1 Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Credit Agreement.

First Amendment to Credit Agreement

ARTICLE II

AMENDMENTS TO THE CREDIT AGREEMENT

SECTION 2.1 Amendments to the Credit Agreement. Each of the parties hereto hereby consents and agrees that the Credit Agreement shall be amended as of the Amendment Effective Date as follows:

(a) The first sentence of the second paragraph of Section 7.01(w) of the Credit Agreement is hereby amended and restated as follows:

“If any proposed Approved Additional Collateral consists of US Mortgage Loans, the Obligors shall deliver to the Credit Agent a schedule of the proposed Approved Additional Collateral, which schedule shall include loan data, with the same detail and in the same format, as the data file delivered to the Credit Agent on May 19, 2009 in connection with the first groups of US Mortgage Loans included in the Collateral (or such other data, detail or format as the Credit Agent and the Obligors shall mutually agree), and in any event sufficient data to identify each Mortgage Loan thereon and shall include both (i) the US Mortgage Loans proposed to be added to the Group A Loans, the Group B Loans, the Group C Loans or any other Loan Group and (ii) the US Mortgage Loans included in each Loan Group included in the Collateral at the time such schedule is delivered.”

SECTION 2.2 Amendment to Definitions. Each of the parties hereto hereby consents and agrees that the definitions in Schedule 1.01 to the Credit Agreement shall be amended as of the Amendment Effective Date as follows:

(a) The following definitions in Schedule 1.01 to the Credit Agreement are hereby amended and restated in full to read as follows:

“Aggregate Commitment Amount” means, at any time, $470,000,000. The Borrowers may elect to reduce the Aggregate Commitment Amount in accordance with Section 2.10(b).

“Group A Loans” means US Mortgage Loans designated as Group A Loans in a Mortgage Schedule by the Obligors; provided that, once a US Mortgage Loan has been so designated in one Mortgage Schedule it may not be designated as being included in another Loan Group in a subsequent Mortgage Schedule without the prior written consent of the Credit Agent.

“Group B Loans” means US Mortgage Loans designated as Group B Loans in a Mortgage Schedule by the Obligors; provided that, once a US Mortgage Loan has been so designated in one Mortgage Schedule, it may not be designated as being included in another Loan Group in a subsequent Mortgage Schedule without the prior written consent of the Credit Agent.

“Mortgage Schedule” means any schedule of mortgage loans delivered by the Obligors in connection with a Collateral Addition Designation Notice relating to US Mortgage Loans in the form of a data tape, CD Rom or other tangible medium identifying for each mortgage loan: (i) the loan number, (ii) the name of the borrower, (iii) the address of the property securing such mortgage loan, (iv) the original principal amount of such mortgage loan and (v) the designated Loan Group for such mortgage loan.

2	First Amendment to Credit Agreement

(b) The following definitions are hereby inserted in Schedule 1.01 to the Credit Agreement in the correct alphabetical order:

“Group C Loans” means US Mortgage Loans designated as Group C Loans in a Mortgage Schedule by the Obligors; provided that, once a US Mortgage Loan has been so designated in one Mortgage Schedule, it may not be designated as being included in another Loan Group in a subsequent Mortgage Schedule without the prior written consent of the Credit Agent.

“Loan Group” means the Group A Loans, the Group B Loans, the Group C Loans and any other group of US Mortgage Loans designated in a Collateral Addition Designation Notice and identified in the related Mortgage Schedule by the Obligors; provided that, once a US Mortgage Loan has been designated as being included in a particular Loan Group in a Mortgage Schedule it may not be designated as being included in another Loan Group in a subsequent Mortgage Schedule without the prior written consent of the Credit Agent.

SECTION 2.3 Amendment to Schedules. Each of the parties hereto hereby consents and agrees that the Schedules to the Credit Agreement shall be amended as of the Amendment Effective Date as follows:

(a) Section 3(i) of Schedule 2.04 is hereby amended by deleting the phrase “Group A Loans” at the end of the paragraph and replacing it with “Group B Loans”.

(b) Section 3(j) of Schedule 2.04 is hereby amended and restated as follows:

“With respect to Group C Loans, (a) the Specified Percentage of the Carrying Value of such Group C Loans, less (b) the Specified Percentage of the Carrying Value of any such Group C Loans (i) subject to a Collateral Disposition since the Cut-Off Date for the last Monthly Report or (ii) for which the Carrying Value has become zero since the Cut-Off Date for the last Monthly Report pursuant to clause (y) of the next sentence below, plus (c) if additional Group C Loans have been designated as Eligible Assets by the Credit Agent in a Collateral Addition Designation Notice since such Cut-Off Date, the Specified Percentage of the Carrying Value of such Group C Loans; plus”.

(c) A new Section 3(k) to Schedule 2.04 is hereby inserted to read as follows:

“With respect to any US Mortgage Loans which are designated as belonging to a Loan Group other than the Group A Loans, Group B Loans or Group C Loans, with respect to the US Mortgage Loans belonging to each such Loan Group: (a) the Specified Percentage of the Carrying Value of such US Mortgage Loans, less (b) the Specified Percentage of the Carrying Value of any such US Mortgage Loans (i) subject to a Collateral Disposition since the Cut-Off Date for the last Monthly Report or (ii) for which the Carrying Value has become zero since the Cut-Off Date for the last Monthly Report pursuant to clause (y) of the next sentence below, plus (c) if additional US Mortgage Loans have been designated as Eligible Assets by the Credit Agent in a Collateral Addition Designation Notice and have been identified as belonging to such Loan Group in the related Mortgage Schedule since such Cut-Off Date, the Specified Percentage of the Carrying Value of such US Mortgage Loans; plus”.

3	First Amendment to Credit Agreement

(d) A new Section 3(l) to Schedule 2.04 is hereby inserted to read as follows:

“The Collateral Value of any Approved Additional Collateral, calculated in accordance with the methodology (including any reductions or haircuts to carrying or market value) set forth in the Collateral Addition Designation Notice with respect to such Approved Additional Collateral.”

(e) The second paragraph of Section 5 to Schedule 2.04 is hereby amended and restated as follows:

“With respect to the US Mortgage Loans identified on a Mortgage Schedule delivered by the Obligors to the Credit Agent, the Specified Percentage: (i) for Group A Loans shall initially be 40%, (ii) for Group B Loans shall initially be 35%, (iii) for Group C Loans shall initially be 36% and (iv) for any US Mortgage Loans belong to a Loan Group other than the Group A Loans, Group B Loans or Group C Loans shall initially be the percentage set forth for such Loan Group in the Collateral Addition Designation Notice pursuant to which such Loan Group was identified.”

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1 Amendment Effective Date. This Agreement and the provisions contained herein shall become effective as of the Amendment Effective Date.

SECTION 3.2 Opinions. On or before June 16, 2009, the Obligors shall deliver or cause to be delivered opinions of counsel to the Borrowers, the Guarantors and Obligors with respect to the transactions contemplated hereby, which opinions shall be in form and substance satisfactory to the Credit Agent.

SECTION 3.3 Other. On or before June 16, 2009, the Obligors shall deliver or cause to be delivered such other documents, including but not limited to the Obligors’ board resolutions approving this Agreement, as the Credit Agent may reasonably request, which documents will be in form and substance satisfactory to the Credit Agent.

ARTICLE IV

NOTICES, ACKNOWLEDGEMENTS, CONFIRMATION AND REPRESENTATIONS

AND WARRANTIES

SECTION 4.1 Collateral Addition Designation Notice. RFC hereby notifies the Credit Agent that additional US Mortgage Loans are being added to the Security Agreement and the Omnibus Agreement, as described in the Mortgage Schedule dated June 12, 2009 delivered by RFC to the Credit Agent. RFC hereby requests that the Credit Agent consent to the addition of such US Mortgage Loans. RFC hereby represents and warrants to the Credit Agent and the Omnibus Agent that the US Mortgage Loans described in such

4	First Amendment to Credit Agreement

Mortgage Schedule (the “Loans”) that are being added are Eligible Assets, all conditions precedent to the Loans constituting Approved Additional Collateral have been satisfied and that the addition of the Loans otherwise complies with the terms of the Facility Documents. At the request of RFC, the Credit Agent hereby waives the Specified Days prior written notice requirement of the foregoing Approved Additional Collateral set forth in Section 7.01(w) of the Credit Agreement. This Agreement shall constitute a Collateral Addition Designation Notice with respect to those Loans and the foregoing shall, to the extent the foregoing constituting Eligible Assets, constitute Approved Additional Collateral as of the Amendment Effective Date. The Loans are hereby designated as Group C Loans.

SECTION 4.2 Notice. Each party hereto hereby acknowledges timely notice of the execution of this Agreement and of the transactions and amendments contemplated hereby. Each party hereto hereby waives any notice requirement contained in the Credit Agreement or the other Facility Documents with respect to the execution of this Agreement.

SECTION 4.3 Reservation of Rights. The Borrowers and the Guarantors each hereby acknowledge and agree that none of this Agreement, the making of any loan under the Credit Agreement by any Lender and any Lender’s, the Credit Agent’s or the Omnibus Agent’s consent thereto either before or after the Amendment Effective Date shall constitute (w) an approval of the accuracy of all or any portion of any Borrower funding request or related certification, (x) a waiver or forbearance by any Lender, the Credit Agent or the Omnibus Agent under any of the Facility Documents, (y) the acceptance by any Lender, the Credit Agent or the Omnibus Agent of any course of conduct by any Obligor or any other Person or (z) an agreement by any Lender, the Credit Agent or the Omnibus Agent to amend any of the Facility Documents without all required approvals or related certification. The Borrowers and the Guarantors each hereby further acknowledge and agree that the Lenders, the Credit Agent and the Omnibus Agent reserve all rights, remedies and options under the Facility Documents to require either Borrower to satisfy in all respects the conditions relating to the making of any loan under the Facility Documents and each Obligor to perform all of its obligations under the Facility Documents which are then due and owing or are susceptible of performance, as the case may be.

SECTION 4.4 Confirmation of the Facility Documents. The Borrowers, the Guarantors and the Obligors each hereby acknowledge and agree that the Credit Agreement and each other Facility Document (each as amended as of the date hereof) are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms. Without limiting the foregoing, each Obligor reaffirms its grant of a security interest in all the Collateral pledged by it, and agrees that such security interest secures all Obligations. As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement” or in any other Facility Document to the “Credit Agreement” shall mean the Credit Agreement as amended by this Agreement, and as hereinafter amended, restated or modified.

5	First Amendment to Credit Agreement

SECTION 4.5 Representations and Warranties. By its signature hereto, each Borrower, each Guarantor and each other Obligor hereby represents and warrants that, before and after giving effect to this Agreement, as follows:

(a) Its representations and warranties set forth in the Facility Documents are true and correct as if made on the date hereof, except to the extent they expressly relate to an earlier date; and

(b) No Default has occurred and is continuing.

ARTICLE V

MISCELLANEOUS

SECTION 5.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).

SECTION 5.2 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original and each party hereto expressly waives its rights to receive originally executed documents) and all of which when taken together shall constitute one and the same agreement.

SECTION 5.3 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

SECTION 5.4 Entire Agreement. This Agreement, the Credit Agreement and the other Facility Documents embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understanding relating to the matters provided for herein.

SECTION 5.5 Captions. The various captions in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

SECTION 5.6 Severability. If any provision of this Agreement, or the application thereof to any party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any jurisdiction), the remaining terms of this Agreement, modified by the deletion of the unenforceable invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms of this Agreement so long as this Agreement, as so modified, continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

6	First Amendment to Credit Agreement

SECTION 5.7 SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY OF MANHATTAN OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN OR ELECTRONIC NOTICE TO THE OTHER PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY JURISDICTION.

[signature pages follow]

7	First Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RFC ASSET HOLDINGS II, LLC, as Borrower

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

S-1	First Amendment to Credit Agreement

PASSIVE ASSET TRANSACTIONS, LLC, as Borrower

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

S-2	First Amendment to Credit Agreement

RESIDENTIAL FUNDING COMPANY, LLC, as Guarantor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

S-3	First Amendment to Credit Agreement

GMAC MORTGAGE, LLC, as Guarantor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

S-4	First Amendment to Credit Agreement

RESIDENTIAL CAPITAL, LLC, as Guarantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Assistant Treasurer

S-5	First Amendment to Credit Agreement

GMAC LLC, as Credit Agent, Initial Lender and Omnibus Agent

By:	/s/ David C. Walker
Name:	David C. Walker
Title:	Business Unit Treasury Executive

S-6	First Amendment to Credit Agreement